 Exhibit 99.1

Gadfin Ltd. and Israel Acquisitions Corp. Announce Entry into Definitive Business Combination Agreement, Bringing the Unmanned Aerial Delivery Company to Nasdaq

Tel-Aviv, Israel, January 27, 2025 – Israel Acquisitions Corp. (NASDAQ: ISRL, ISRLU, ISRLW), (“ISRL”), a publicly-traded special purpose acquisition company, and Gadfin Ltd. (“Gadfin”), an Israeli technology company specializing in all-weather, long range, heavy-duty, drone delivery for essential cargo, today announced the entry into a definitive business combination agreement reflecting a total equity value of Gadfin of up to $200 million USD (the “Business Combination Agreement”). The combined company will trade on Nasdaq and leverage Gadfin’s innovative technology augmented with the expertise of the ISRL team.

Through Gadfin’s patented technology, its unmanned aerial vehicles which are powered by hydrogen fuel cells can deliver medical supplies and other heavy-duty cargo to long-range destinations and in harsh weather conditions. Gadfin’s technology makes it possible to significantly improve logistics delivery in both civil uses and combat zones. Gadfin is well-positioned to be a leading player in drone cargo delivery.

Upon completion of the transaction, Gadfin aims to achieve a great growth plan based on existing contracts and potential new wins.

Transaction Details:

•	The Board of Directors of both ISRL and Gadfin have unanimously approved the Business Combination Agreement and signed voting support agreements in favor of the transaction.

•	Minimum net cash condition precedent to closing of $15 million.

•	The combined company’s staggered Board of Directors will initially be comprised of up to seven directors, of which one director will be nominated by ISRL and up to four directors will be nominated by Gadfin. Up to two additional directors will be mutually agreed. Existing Gadfin management will operate the combined company.

•	The parties anticipate completing the business combination in the second half of 2025, contingent upon satisfying all closing conditions, including shareholder approvals, regulatory consents, and compliance with legal and tax requirements.

•	Gadfin’s officers, directors, and >5% shareholders, as well as ISRL’s sponsor will enter into a 6-month lock-up agreement, followed by a gradual release mechanism, from the closing of the business combination.

•	At the closing of the transaction, Gadfin will be listed on Nasdaq in the United States.

Izhar Shay, Chairman of ISRL's Board of Directors: “This business combination agreement marks a significant milestone, aligning well with the vision we set forth when launching our SPAC. Gadfin's innovative hydrogen-powered drones, capable of long-range, zero-emission deliveries, position the company to seize numerous growth opportunities in the drone logistics industry, both in the U.S. and globally. We believe this is an exceptional company to take to the Nasdaq.”

Eyal Regev, Gadfin's Founder and CEO: “We are thrilled to announce this business combination, marking a pivotal milestone for Gadfin and underscoring the confidence placed in us by leaders in the hi-tech and financial sectors in Israel and the United States. We deeply appreciate the trust and business expertise of the ISRL team, particularly Ziv Elul and Izhar Shay, whose strategic guidance and proven ability to scale businesses will be invaluable in driving Gadfin’s growth. Together, we are committed to accelerating technological innovation and expanding Gadfin’s global presence. Our gratitude also extends to the dedicated teams at Gadfin and ISRL for their tireless efforts in advancing this merger.”

Advisors:

Tiberius Capital Markets, a division of Arcadia Securities is acting as financial advisor to Israel Acquisitions Corp, with Reed Smith LLP, and Stuarts Humpries acting as legal advisors.

Herzog, Fox, and Neeman is acting as legal advisor to Gadfin.

About Gadfin Ltd.:

Gadfin is a pioneering technology company revolutionizing the logistics and cargo delivery industry with its innovative hydrogen-powered drones. Specializing in long-range, heavy-duty, zero-emission aerial delivery, Gadfin provides cutting-edge solutions for time-critical, essential cargo transport, especially to less accessible areas. Gadfin’s proprietary technology is designed to address the evolving needs of sectors such as healthcare, logistics, and industrial supply chains, enabling efficient, sustainable, and reliable deliveries across urban and remote areas.

Led by Eyal Regev, one of the earliest pioneers of the vertical take-off and landing (“VTOL”) cargo delivery vision, Gadfin’s comprehensive approach includes innovative VTOL design, state-of-the-art drone manufacturing, advanced operational platforms, and tailored support services, ensuring seamless integration into its clients’ logistics frameworks. Headquartered in Israel, Gadfin is pioneering the way in transforming how goods are transported, helping its partners meet the demands of the modern world while reducing environmental impact. Backed by prominent investors, SIBF VC (www.sibf.vc) and Gehr Group (www.gehr.com), Gadfin is poised to lead the charge in sustainable and efficient logistics solutions.

About Israel Acquisitions Corp.:

Israel Acquisitions Corp is a Cayman Islands exempted company incorporated as a blank-check company. Formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company intends to focus on high-growth technology companies that are domiciled in Israel, and that either carry out all or a substantial portion of their activities in Israel or have some other significant Israeli connection. The management team is led by Chairman, Izhar Shay, Chief Executive Officer, Ziv Elul, and Chief Financial Officer, Sharon Barzik Cohen.

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination ISRL and Gadfin, ISRL and Gadfin’s ability to consummate the transaction, the expected closing date for the transaction, the benefits of the transaction and the public company’s future financial performance following the transaction, as well as ISRL’s and Gadfin’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecast,” “future, ” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “propose,” “should,” “seeks,” “will,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by both ISRL and its management, and Gadfin and its management, as the case may be, are inherently uncertain. Except as otherwise required by applicable law, ISRL disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. ISRL cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of ISRL. There may be additional risks that neither ISRL nor Gadfin presently know of or that ISRL or Gadfin currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Author and any of their affiliates, directors, officers and employees expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

Additional information about the proposed business combination, including a copy of the business combination agreement, is disclosed in the Current Report on Form 8-K that ISRL filed with the SEC on January 27, 2025 and is available at www.sec.gov. In connection with the proposed transaction, the Company intends to file a registration statement, which will include a preliminary proxy statement/prospectus with the SEC. The proxy statement/prospectus will be sent to the stockholders of the Company. The Company and Gadfin also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

No Offer or Solicitation:

This communication is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Investor Contact:

contact@israelspac.com